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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
CompuCom Systems, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG Peat Marwick LLP



Dallas, Texas
September 23, 1996


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